FT 2717

                         TRUST AGREEMENT

                    Dated:  December 30, 2010

     The Trust Agreement among First Trust Portfolios L.P., as Depositor, The Bank of New York Mellon, as Trustee, First Trust Advisors L.P., as Evaluator and Portfolio Supervisor, and FTP Services LLC, as FTPS Unit Servicing Agent, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Standard Terms and Conditions of Trust for FT 785 and certain subsequent Series, Effective December 9, 2003" (herein called the "Standard Terms and Conditions of Trust"), and such provisions as are incorporated by reference constitute a single instrument. All references herein to Articles and Sections are to Articles and Sections of the Standard Terms and Conditions of Trust.


                        WITNESSETH THAT:

     In   consideration  of  the  premises  and  of  the   mutual
agreements herein contained, the Depositor, the Trustee, the Evaluator, the Portfolio Supervisor and the FTPS Unit Servicing
Agent agree as follows:


                             PART I


             STANDARD TERMS AND CONDITIONS OF TRUST

Subject to the provisions of Part II and Part III hereof, all the provisions contained in the Standard Terms and Conditions of Trust are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


              DOW(R) TARGET 5 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


             GLOBAL TARGET 15 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 5.02.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


            MSCI EAFE TARGET 20 1Q '11 - TERM 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 5.02.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


            NASDAQ(R) TARGET 15 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


          NYSE(R) INTL. TARGET 25 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


               S&P TARGET 24 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


            S&P TARGET SMID 60 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


               TARGET 50/50 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


            TARGET DIVSD. DVD. 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


         TARGET DVD. MULTI-STRAT. 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


             TARGET DBL. PLAY 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


              TARGET FOCUS 5 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

      K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


        TARGET GLOBAL DVD. LEADERS 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


               TARGET GROWTH 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


             TARGET SMALL-CAP 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


          TARGET VIP CONS. EQTY. 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been redfuced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


      VALUE LINE(R) DIVSD. TARGET 40 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.


                             PART II


              SPECIAL TERMS AND CONDITIONS OF TRUST


          VALUE LINE(R) TARGET 25 1Q '11 - Term 3/30/12

     The following special terms and conditions are hereby agreed to:

     A. The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in the Schedules hereto.

     B. (1) The aggregate number of Units outstanding for the Trust on the Initial Date of Deposit and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

     Documents representing this number of Units for the Trust are being delivered by the Trustee to the Depositor pursuant to
Section 2.03 of the Standard Terms and Conditions of Trust.

     C.    The  Record Date shall be the 10th day of each  month.
The  Trustee is authorized to make the payments specified in Part
I of Section 3.05 on the last Business Day of each month.

     D. The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

     E. The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential
Information."

     F. First Trust Advisors L.P.'s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust and FTP Services LLC's compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust shall collectively be an annual fee in the amount of $.0060 per Unit.

     G.     The   Trustee's   Compensation   Rate   pursuant   to
Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit, calculated based on the largest number of Units outstanding during the calendar year except during the initial offering period as determined in Section 4.01 of this Indenture, in which case the fee is calculated based on the largest number of units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which the Trustee provides services during less than the whole of such year). However, in no event, except as may otherwise be provided in the Standard Terms and Conditions of Trust, shall the Trustee receive compensation in any one year from any Trust of less than $2,000 for such annual compensation. The Bank of New York Mellon, or any of its affiliates, may perform services in any capacity for any exchange traded fund, investment company, investment trust or other entity whose shares are held as an asset of the Trust, and The Bank of New York Mellon, as Trustee, shall be entitled to receive the foregoing compensation, without reduction, notwithstanding that The Bank of New York Mellon or an affiliate is receiving compensation for services to such exchange traded fund, investment company, investment trust or other entity. Without limiting the scope of the expenses for which the Trustee is entitled to reimbursement in accordance with Section
6.04 of the Standard Terms and Conditions of Trust, the amounts receivable by the Trustee from the Trust shall include amounts charged by the Trustee or an affiliate in connection with custody of securities at any branch or affiliate of the Trustee located outside the United States.

     H.    The  Initial Date of Deposit for the Trust is December
30, 2010.

     I. There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

     J. The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 business days prior to the Trust's Mandatory Termination Date will be honored.

     K. No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

                            PART III

     A. Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, Section 1.01 (13) shall be amended to delete the second sentence of such section and replace it with the following:

        "The Percentage Ratio with respect to each Security in a Trust is that percentage derived by dividing the number of shares of such Security included in the initial deposit made pursuant to Section 2.01(a) by the total number of shares of all Securities included in such deposit."

     B. Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, Section 2.01(e) shall be amended to read as follows:

       "The Trustee is hereby irrevocably authorized to effect registration or transfer of the Securities in fully registered form to the name of the Trustee or to the name of its nominee or to hold the Securities in a clearing agency registered with the Securities and Exchange Commission, in a book entry system operated by the Federal Reserve Board, with an Eligible Foreign Custodian or in an Eligible Securities Depository."

     C.    Section  2.01 of the Standard Terms and Conditions  of
Trust shall be amended to include the following section at the end of Section 2.01:

     "(g)   Notwithstanding  anything  to  the  contrary  herein,
     subject to the requirements set forth in this Section 2.01(g) and unless the Prospectus otherwise requires, the Depositor may, on any Business Day (the "Trade Date"), subscribe for additional Units as follows:

         (i) Prior to the Evaluation Time on such Business Day, the Depositor shall provide notice (the "Subscription Notice") to the Trustee, by telephone or by written communication, of the Depositor's intention to subscribe for additional Units. The Subscription Notice shall identify the additional Securities to be acquired (which will be a precise replication of the then existing portfolio, as consistent with the provisions of Section 2.01(b)) and shall either (a) specify the quantity of additional Securities to be deposited by the Depositor on the settlement date for such subscription or (b) instruct the Trustee to purchase additional Securities with an aggregate value as specified in the Subscription Notice.

         (ii) Promptly following the Evaluation Time on such Business Day, the Depositor shall verify with the Trustee the number of additional Units to be created.

       (iii) Not later than the time on the settlement date for such subscription when the Trustee is to deliver or assign the additional Units created hereby, the Depositor shall deposit with the Trustee (a) any additional Securities specified in the Subscription Notice (or contracts to purchase such additional Securities together with cash or a Letter of Credit in the amount necessary to settle such contracts) or (b) cash or a Letter of Credit in an amount equal to the aggregate value of the additional Securities specified in the Subscription Notice to be purchased by the Trustee, and adding and subtracting the amounts specified in the first and second sentences of Section 5.01, computed as of the Evaluation Time on the Business Day preceding the Trade Date divided by the number of Units outstanding as of the Evaluation Time on the Business Day preceding the Trade Date, times the number of additional Units to be created.

         (iv) On the settlement date for such subscription, the Trustee shall, in exchange for the Securities and cash, cash or Letter of Credit described above, deliver to, or assign in the name of or on the order of, the Depositor the number of Units verified by the Depositor with the Trustee.

          (v) In the event the Depositor fails to take such action required by paragraph (iii) above, the Trustee shall, on the settlement date for such subscription, settle the securities transactions specified in the Subscription Notice.

       (vi) Neither the Trust nor Unit holders of the Trust will be responsible for any loss resulting from the failure of the Depositor to take such action required by paragraph
     (iii) above."

     D. Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, Section 6.01(e) shall be amended to read as follows:

        "(e) (1) Subject to the provisions of subparagraph (2) of this paragraph, the Trustee may employ agents, sub-custodians, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, sub-custodians, attorneys, accountants or auditors if such agents, sub-custodians, attorneys, accountants or auditors shall have been selected with reasonable care. The Trustee shall be fully protected in respect of any action under this Indenture taken or suffered in good faith by the Trustee in accordance with the opinion of counsel, which may be counsel to the Depositor acceptable to the Trustee, provided, however that this disclaimer of liability shall not excuse the Trustee from the responsibilities specified in subparagraph (2) below. The fees and expenses charged by such agents, sub-custodians, attorneys, accountants or auditors shall constitute an expense of the Trust reimbursable from the Income and Capital Accounts of the Trust as set forth in section 7.04 hereof.

       (2) To the extent permitted under the Investment Company Act of 1940 as evidenced by an opinion of counsel to the Depositor satisfactory to the Trustee or "no-action" letters or exemptive orders issued by the Securities and Exchange Commission or its staff, the Trustee may place and maintain in the care of an Eligible Foreign Custodian (which is employed by the Trustee as a sub-custodian as contemplated by subparagraph (1) of this paragraph (e) and which may be an affiliate or subsidiary of the Trustee or any other entity in which the Trustee may have an ownership interest) or an Eligible Securities Depository the Trust's investments (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents in amounts reasonably necessary to effect the Trust's transactions in such investments, provided that:

           (A) The Trustee shall indemnify the Trust and hold the Trust harmless from and against any risk of loss of Trust assets held with an Eligible Foreign Custodian in accordance with the foreign custody contract.

           (B) The Trustee shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Trust assets would exercise, and shall be liable to the Trust for any loss occurring as a result of its failure to do so.

           (C) The Trustee shall perform all duties assigned to the Foeign Custody Manager by Rule 17f-5 under the Investment Company Act of 1940 (17 CFR Section 270.17f-
       5), as now in effect or as such rule may be amended in the future ("Rule 17f-5"). The Trustee shall not delegate such duties.

           (D) The Trustee shall (i) provide the Depositor with an analysis of the custody risks associated with maintaining assets with an Eligible Securities Depository; (ii) monitor the custody risks associated with maintaining assets with the Eligible Securities Depository on a continuing basis and promptly notify the Depositor of any material change in such risks; and
       (iii) exercise reasonable care, prudence and diligence in performing the foregoing duties. The Depositor shall instruct the Trustee to take such action as the Depositor deems appropriate in response to a notification by the Trustee provided pursuant to (ii) in the preceding sentence.

            (E) The Trust's Prospectus shall contain such disclosure regarding foreign securities and foreign custody as is required for management investment companies by Forms N-1A and N-2. Such Prospectus shall also contain disclosure concerning the Depositor's responsibilities described in (D) above.

           (F) The Trustee shall maintain and keep current written records regarding the basis for the choice or continued use of a particular Eligible Foreign Custodian pursuant to this subparagraph for a period of not less than six years from the end of the fiscal year in which the Trust was terminated, the first two years in an easily accessible place. Such records shall be available for inspection by Unit holders and the Securities and Exchange Commission at the Trustee's corporate trust office during its usual business hours."

      E. Section 4.05 shall be amended to add the following paragraph as the third paragraph of Section 4.05 of the Standard
Terms and Conditions of Trust:

       The Portfolio Supervisor may employ one or more sub-Portfolio Supervisors to assist in performing the services set forth in this Section 4.05 and shall not be answerable for the default of any such sub-Portfolio Supervisors if such sub-Portfolio Supervisors shall have been selected with reasonable care, provided, however, that the Portfolio Supervisor will indemnify and hold the Trust harmless from and against any loss occurring as a result of a sub-Portfolio Supervisor's willful misfeasance, reckless disregard, bad faith, or gross negligence in performing supervisory duties. The fees and expenses charged by such sub-Portfolio Supervisors shall be paid by the Portfolio Supervisor out of proceeds received by the Portfolio Supervisor in accordance with Section 4.03 hereof.

      F. Notwithstanding any provision to the contrary in the Standard Terms and Conditions of Trust, the Trustee may deem and treat the FTPS Unit Servicing Agent as the sole Unit holder of FTPS Units for all purposes of the Indenture and shall not be affected by any notice to the contrary.

     G.   Section  1.01 of the Standard Terms and  Conditions  of
Trust shall be amended to include the following:

     "Section 1.01(31). "FPTS Unit" shall mean Units which are purchased through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC or for which FTP Services LLC is acting as FTPS Unit Servicing Agent.

     Section 1.01(32). "FTPS Unit Servicing Agent" shall mean FTP
Services LLC or any successor FTPS Unit servicing agent appointed as hereinafter provided."

     H.   Section 3.05.I. of the Standard Terms and Conditions of
Trust shall be amended to include the following at the end of such section:

     "(d) deduct from the Income account or, to the extent funds are not available in such Account, from the Capital Account and pay to the FTPS Unit Servicing Agent the amount that it is entitled to receive pursuant to Section 3.16."

     I.   Article  III  of the Standard Terms and  Conditions  of
Trust shall be amended to include the following section:

     "Section 3.16. FTPS Unit Servicing Agent. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV(R) trading system or on a manual basis through FTP Services LLC. ("FTPS Units"). (a) The FTPS Unit Servicing Agent shall perform all of the duties with respect to recordkeeping of FTPS Units and FTPS Unit holders, distributions, redemption of FTPS Units and communications to and with FTPS Unit holders listed below.

      (1) The FTPS Unit Servicing Agent shall keep proper books of record and account of all of the transactions in the FTPS Units of each Trust under this Indenture at its corporate office, including a record of the name and address of, and the FTPS Units issued by each Trust and held by, every FTPS Unit holder, and such books and records of each Trust shall be made available to the Trustee and the Depositor promptly upon request and open to inspection by any FTPS Unit holder of such Trust, with respect to such FTPS Unit holders transactions, at all reasonable times during usual business hours. Without limiting the foregoing, the FTPS Unit Servicing Agent shall make any records or documents described in Reg. 270.31(a)-1 under the Investment Company Act of 1940 available promptly to the Trustee and the Depositor upon request during usual business hours and will preserve such
records  and  documents  for  the  periods  prescribed  in   Reg.
270.31(a)-2 thereunder.

      (2) The FTPS Unit Servicing Agent shall distribute on or shortly after the Distribution Dates specified in the Trust Agreement to each FTPS Unit holder of record on its books on the Record Date for each such Distribution Date specified in the Trust Agreement such FTPS Unit holder's distribution as computed under the Standard Terms and Conditions of Trust.

     (3) In connection with such distributions set forth above, the FTPS Unit Servicing Agent shall furnish a Distribution
Statement to FTPS Unit holders of record on its books. The content and frequency of such Distribution Statements shall in no respect be less detailed or frequent than that specified in
Section 3.06 of the Standard Terms and Conditions of Trust.

      (4) The FTPS Unit Servicing Agent shall transmit to each FTPS Unit holder of record any notice or other communication received from the Trustee and shall be solely responsible for soliciting and transmitting to the Trustee any notice required from FTPS Unit holders.

      (5) The FTPS Unit Servicing Agent shall be responsible for all tax reporting required from time to time by applicable law and regulations with respect to holders of FTPS Units, and reporting of cost basis in respect of the FTPS Units of such holders (including, without limitation, reporting required by Section 6045(g) of the Internal Revenue Code of 1986, as amended).

     (6) For purposes of permitting FTPS Unit holders to satisfy any reporting requirements of applicable federal or state tax law, the FTPS Unit Servicing Agent shall provide the Trustee with the name, address, number of FTPS Units held by, and such other information as requested by the Trustee, for every FTPS Unit holder so that the Trustee can transmit to any FTPS Unit holder of record on the FTPS Unit Servicing Agent's books any reports required to be distributed pursuant to Section 4.02 of the Standard Terms and Conditions of Trust. The Trustee may rely on the accuracy and completeness of the information (including any records or documents made available) provided to it by the FTPS Unit Servicing Agent and may accept such information without inquiry. Each of the Depositor and the FTPS Unit Servicing Agent hereby agree, jointly and severally, to indemnify the Trustee and hold Trustee harmless from and against any and all costs, expenses, penalties, damages, liabilities or claims including attorneys' and accountants' fees sustained or incurred by or asserted against the Trustee by reason of or as a result of any of the information provided to the Trustee by the FTPS Unit Servicing Agent being inaccurate or incomplete. This indemnity shall be a continuing obligation of each of the Depositor and the FTPS Unit Servicing Agent, and their successors and assigns, notwithstanding the termination of this Trust Agreement.

     (7) The FTPS Unit Servicing Agent shall distribute to redeeming FTPS Unit holders of record on its books redemption proceeds it receives pursuant to Section 5.02 of the Standard Terms and Conditions of Trust from the Trustee as the sole record owner of FTPS Units on the Trustee's books.

     (8) The FTPS Unit Servicing Agent shall distribute to FTPS Unit holders of record on its books a pro rata portion of termination proceeds it receives pursuant to Section 8.02 of the Standard Terms and Conditions of Trust from the Trustee as the sole record owner of FTPS Units on the Trustee's books.

      (9) In connection with such termination distributions set forth above, the FTPS Unit Servicing Agent shall furnish a Final Distribution Statement to FTPS Unit holders of record on its books. The content of such Final Distribution Statements shall in no respect be less detailed than that specified in Section
8.02 of the Standard Terms and Conditions of Trust.

      (10) As requested by the Depositor and/or the Trustee, the FTPS Unit Servicing Agent shall perform such other functions which, from time to time, are agreed upon by the parties hereto and which may give rise to additional fees.

     (b) As compensation for providing the services set forth herein, of a character described in Section 26(a)(2)(C) of the Investment Company Act of 1940, and to the extent that such services are in addition to, and do not duplicate, the services to be performed by the Trustee, FTP Services LLC shall receive, in arrears, against a statement or statements therefore submitted to the Trustee monthly or annually an aggregate annual fee in the per Unit amount set forth in Part II of the Trust Agreement for the Trust, calculated based on the largest number of Units outstanding during the calendar year, except during the initial offering period as determined in Section 4.01 of the Standard Terms and Conditions of Trust, in which case the fee is calculated based on the largest number of Units outstanding during the period for which the compensation is paid (such annual fee to be pro rated for any calendar year in which FTP Services LLC provides services described herein during less than the whole of such year). Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received by FTP Services LLC for rendering the services described in this Section 3.16 and First Trust Advisors, L.P. for rendering the services described in Section 4.03 to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to FTP Services LLC and First Trust Advisors, L.P. of supplying such services in such year. Such compensation may, from time to time, be adjusted by the Depositor provided that the total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent of Shelter" or similar index, if such index should no longer be published. The consent or concurrence of any Unit holder hereunder shall not be required for any such adjustment or increase. Such compensation shall be paid by the Trustee, upon receipt of an invoice therefore from FTP Services LLC, which shall constitute the representation by FTP Services LLC that the bookkeeping and administrative services for which compensation is claimed are properly compensable hereunder and that the aggregate cost incurred by FTP Services LLC of providing FTPS Unit shareholder servicing hereunder was not less than the compensation claimed, upon which representation the Trustee may conclusively rely. Such compensation shall be charged against the Income and/or Capital Accounts, in accordance with Section 3.05 of the Standard Terms and Conditions of Trust.

     If the cash balance in the Income and Capital Accounts shall be insufficient to provide for amounts payable pursuant to this
Section 3.16, the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 3.16.

     All moneys payable to the FTPS Unit Servicing Agent pursuant to this Section 3.16 shall be secured by a lien on the Trust prior to the interest of Unit holders, but no such lien shall be prior to any lien in favor of the Trustee under the provisions of
Section 6.04 of the Standard Terms and Conditions of Trust.

      (c) The FTPS Unit Servicing Agent shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys, pursuant to this Indenture, except by reason of its own negligence, lack of good faith or willful misconduct, provided that the FTPS Unit Servicing Agent shall not in any event be liable or responsible for any evaluation made by the Evaluator.

     (d)  Except as the context otherwise requires, the FTPS Unit
Servicing  Agent  shall be subject to the provisions  of  Section
4.05 herein in the same manner as it would if it were the Evaluator.

     (e) The FTPS Unit Servicing Agent shall be indemnified ratably by the affected Trust and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the operations of the Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises, including without limitation any loss, liability or expense incurred in acting pursuant to written directions to the FTPS Unit Servicing Agent given by the Trustee or Depositor from time to time in accordance with the provisions of this Indenture or in undertaking actions from time to time which the FTPS Unit Servicing Agent deems necessary in its discretion to protect the Trust and the rights and interests of the FTPS Unit holders pursuant to the terms of this Indenture.

     (f)   The  FTPS  Unit  Servicing  Agent  shall  conduct  its
operations  in  a  manner  that is compatible  with  the  current operational procedures and requirements of the Trustee (including, without limiting the foregoing, the provision and receipt of data in such format and meeting such technical requirements as the Trustee may specify) and shall exercise its best efforts to accommodate any changes in the operational procedures and requirements which the Trustee may make upon prior notice to the FTPS Unit Servicing Agent. The Depositor acknowledges and agrees that the default of the FTPS Unit Servicing Agent in its obligations under this paragraph, or the performance by the FTPS Unit Servicing Agent of its obligations in a manner which shall adversely affect the Trustee's performance of its duties, shall be a sufficient grounds for the Trustee to remove the FTPS Unit Servicing Agent pursuant to
Section 3.16(d) and Section 4.05.

     (g) As used in this Section 3.16, "FTPS Unit holder," when referring to the records of the Trustee, shall mean the FTPS Unit Servicing Agent and, when referring to the records to be maintained by the FTPS Unit Servicing Agent, shall mean each owner of a FTPS Unit identified on the records of the FTPS Unit Servicing Agent."

     J. Section 4.01(a) and (b) of the Standard Terms and Conditions of Trust shall be amended to include the FTPS Unit Servicing Agent among the parties who are furnished information concerning the Evaluation of each issue of Securities deposited in the Trust and the Trust Fund Evaluation.

     K.   The  second sentence of the first paragraph of  Section
4.03 shall be replaced with the following:

     "Such fee may exceed the actual cost of providing such services for the Trust, but at no time will the total amount received by First Trust Advisors, L.P. for rendering the services described in this Section 4.03 and FTP Services LLC for rendering the services described in Section 3.16 to unit investment trusts of which the Depositor is the sponsor in any calendar year exceed the aggregate cost to FTP Services LLC and First Trust Advisors, L.P. of supplying such services in such year."

     L.   Section  4.04 of the Standard Terms and  Conditions  of
Trust shall be replaced in its entirety by the following:

     "Section 4.04. Liability of Evaluator. The Trustee, FTPS Unit Servicing Agent, Depositor and the Unit holders may rely on any Evaluation furnished by First Trust Advisors, L.P., acting in its capacity as Evaluator, and shall have no responsibility for the accuracy thereof. The determinations made by the Evaluator hereunder shall be made in good faith upon the basis of the best information available to it. The Evaluator shall be under no liability to the Trustee, FTPS Unit Servicing Agent, Depositor or the Unit holders for errors in judgment; provided, however, that this provision shall not protect the Evaluator against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder."

     M.   The  second sentence of the first paragraph of  Section
5.01 shall be amended to delete subsection (ii) of such sentence and replace it in its entirety with the following:

"(ii) amounts representing estimated accrued expenses of such Trust including but not limited to unpaid fees and expenses of the Trustee, the Evaluator, the Portfolio Supervisor, the FTPS Unit Servicing Agent, the Depositor and its counsel, in each case as reported by the Trustee to the Depositor on or prior to the date of Evaluation,"

     N.   Section 6.01(c) of the Standard Terms and Conditions of
Trust shall be replaced in its entirety with the following:

     "(c)    The  Trustee  shall not be  responsible  for  or  in
respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, the Portfolio Supervisor, the Evaluator, or the FTPS Unit
Servicing Agent, or for the form, character, genuineness, sufficiency, value or validity of any of the Securities (except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities) or for or in respect of the validity or sufficiency of the Units or of the Certificates (except for the due execution thereof by the Trustee) or for the due execution thereof by the Depositor, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unit holder, the FTPS Unit Servicing Agent or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signature by or on behalf of the Depositor, the Portfolio Supervisor, the Evaluator or the FTPS Unit Servicing Agent;"

     O.   Section 8.02(b) of the Standard Terms and Conditions of
Trust shall be replaced in its entirety with the following:

     "(b) deduct from the Income Account of such Trust or, to the extent that funds are not available in such Account, from the Capital Account of such Trust, and pay accrued and unpaid fees of the Evaluator, the Portfolio Supervisor, the FTPS Unit Servicing Agent, the Depositor and counsel in connection with such Trust, if any;"

     P.   Section  8.05 of the Standard Terms and  Conditions  of
Trust shall be amended to add the following paragraph immediately preceding the last paragraph of such section:

          "Any notice, demand, direction or instruction to be given to the FTPS Unit Servicing Agent shall be in writing and shall be duly given if mailed or delivered to the FTPS Unit Servicing Agent at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, or at such other address as shall be specified by the FTPS Unit Servicing Agent to the other parties hereto in writing.

      Q. Notwithstanding anything to the contrary in the Standard
Terms  and  Conditions of Trust, the second paragraph in  Section
8.02 shall be amended to read as follows:

     In the event of any termination of the Trust prior to the Mandatory Termination Date, the Trustee shall proceed to liquidate the Securities then held and make the payments and distributions provided for hereinafter in this Section 8.02, except that in such event, the distribution to each Unit holder shall be made in cash and shall be such Unit holder's pro rata interest in the balance of the principal and income accounts after the deductions herein provided. In the event that the Trust shall terminate on or after the Mandatory Termination Date, the Trustee shall, at least thirty days prior to the Mandatory Termination Date, send a written notice to all Unit holders of record. If such Unit holder owns at least the minimum number of Units of Trust set forth in Part II of the Trust Agreement, such notice shall further indicate that such Unit holder may elect to receive an in-kind distribution of their pro rata share of the Securities, to the extent of whole shares. The Trustee will honor duly executed requests for in-kind distributions received (accompanied by the electing Unit holder's Certificate, if issued) by the close of business ten business days prior to the Mandatory Termination Date. Unit holders who do not effectively request an in-kind distribution shall receive their distribution upon termination in cash. Unit holders shall receive their distribution upon termination in cash.

     R. Section 6.01 shall be amended to add the following as paragraph (n):

     "(n) The Trustee may act, and may engage any corporation, partnership or other entity affiliated with The Bank of New York Mellon (an "Affiliated Entity") to act, as broker or dealer to execute transactions, including the purchase or sale of any securities currently distributed, underwritten or issued by any Affiliated Entity, and receive, or pay to the Affiliated Entity, as applicable, compensation for such services at standard commission rates, markups or concessions."

     S. Section 3.02 shall be amended to read in its entirety as follows:

      Section 3.02 Income Account. The Trustee shall collect the dividends and other cash distributions on the Securities in each Trust which would be treated as dividend (other than capital gain dividends) or interest income under the Internal Revenue Code as such become payable (including all monies which would be so treated representing penalties for the failure to make timely payments on the Securities, or as liquidated damages for default or breach of any condition or term of the Securities or of the underlying instrument relating to any Securities and other income attributable to a Failed Contract Obligation for which no Replacement Security has been obtained pursuant to Section 3.12 hereof) and credit such income to a separate account for each Trust to be known as the "Income Account."

     Any non-cash distributions received by a Trust shall be sold to the extent they would be treated as dividend or interest income under the Internal Revenue Code and the proceeds shall be credited to the Income Account. Except as provided in the preceding sentence, non-cash distributions received by a Trust (other than a non-taxable distribution of the shares of the distributing corporation which shall be retained by a Trust) shall be dealt with in the manner described in Section 3.11, herein, and shall be retained or disposed of by such Trust according to those provisions and the proceeds thereof shall be credited to the Capital (Principal) Account. Neither the Trustee nor the Depositor shall be liable or responsible in any way for depreciation or loss incurred by reason of any such sale.

      All other distributions received by a Trust shall be credited to the Capital (Principal) Account."

     T. Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, the first paragraph of
Section 3.05.(II)(a) shall be amended to provide as follows:

      "On each Distribution Date, the Trustee shall distribute to each Unit holder of record at the close of business on the Record Date immediately preceding such Distribution Date an amount per Unit equal to such Unit holder's Income Distribution (as defined below), plus such Unit holder's pro rata share of the balance of the Capital Account (except for monies on deposit therein required to purchase Contract Obligations and monies constituting proceeds of pro-rata sales of Trust assets to effect redemptions, which proceeds shall be retained for payment of redemptions) computed as of the close of business on such Record Date after deduction of any amounts provided in Subsection I, provided, however, that the Trustee shall not be required to make a distribution from the Capital Account unless the balance available for distribution is equal to or greater than $1.00 per 100 Units, except that, notwithstanding any provision of the Standard Terms and Conditions of Trust or this Trust Agreement to the contrary, the Trustee shall on any Distribution Date distribute the cash available for distribution in the Income and Capital Accounts within the meaning of Treas. Reg. Section 1.671-5(b)(5) if the aggregate amount of such cash available for distribution is equal to or greater than .1% of the net asset value of the Trust on the related Record Date. This provision is intended to comply with Treas. Reg. Section 1.671-5(c)(2)(v)(C) and shall be interpreted consistent therewith and with any successor regulations."

     U.  Notwithstanding anything to the contrary in the Standard
Terms  and  Conditions of Trust, the ninth paragraph  of  Section
5.02 of the Standard Terms shall be amended to read in its entirety as follows:

          "For the purpose of funding the Principal Account for payment of the Redemption Value with respect to each tender of a Unit or Units for redemption, the Depositor may direct the trustee to sell and, in the absence of contrary direction from the Depositor, the Trustee may sell, the pro rata amount of each Security allocable to the tendered Units as soon as reasonably practicable following such tender. In determining such pro rata amount, the Trustee may apply the calendar month aggregation method provided in Treas. Reg.
     Section 1.671-5(c)(2)(iv)(G)(3)(i). If the proceeds of such pro rata sales are insufficient, the Trustee may
     (i)  sell  additional Securities  as  directed  by  the
     Sponsor or, in the absence of direction, sell Securities in amounts which are reasonably pro rata as determined by the Trustee or (ii) advance funds required to pay the Redemption Value, provided that the Trustee shall have no obligation to advance funds if the unreimbursed amount advanced to the Trust for this purpose then equals at least $15,000. When directed by the Depositor or determined by the Trustee, but in all events as promptly as reasonably practicable whenever the unreimbursed amount advanced by the Trustee equals or exceeds $15,000, the Trustee shall sell additional Securities in the manner provided in clause (i) of the preceding sentence and shall reimburse itself the amount of the advance, provided that the Trustee's right to reimbursement shall not be affected by any delay in sale or reimbursement. The Trustee's right to reimbursement shall be secured by a lien on the Trust prior to the interest of the Unit holders. The net proceeds of any sale of Securities representing income shall be credited to the Income Account and then disbursed therefrom for payment of expenses and payments to Unit holders as otherwise provided in this Indenture. The balance of such net proceeds shall be credited to the Principal Account. The Depositor and the Trustee shall use their reasonable efforts to conduct pro rata sales of Securities qualifying for exception from tax reporting as described in Treas. Reg. Section 1.671-5(c)(2)(iv)(G) and, during the final calendar year of the trust, qualifying for the exception from tax reporting described in Treas. Reg.
     Section 1.671-5(c)(2)(iv)(F). Notwithstanding the foregoing, neither the Trustee nor the Depositor shall be liable to any person in the event sales proceeds for any calendar year exceed the general de minimis test of Treas. Reg. Section 1.671-5(c)(2)(iv)(D)(1) (whether or not due to a failure to sell Securities pro rata) or otherwise require reporting under Treas. Reg. Section 1.671-5."

     V.  Notwithstanding anything to the contrary in the Standard
Terms and Conditions of Trust, Section 6.02 of the Standard Terms is amended to read in its entirety as follows:

          "Section  6.02.  Books, Records and Reports.   (a)
     General. The Trustee shall keep proper books of record and account of all the transactions of each Trust under this Indenture at its corporate trust office, including a record of the name and address of, and the Units issued by each Trust and held by, every Unit holder, and such books and records of each Trust shall be open to inspection by any Unit holder of such Trust at all
     reasonable times during the usual business hours.   The
     Trustee shall make such annual or other reports as may from time to time be required under any applicable
     state   or  federal  statute  or  rule  or  regulations
     thereunder.
          (b)    Audit   of  trust  accounts.   Unless   the
     Depositor  determines  that  such  an  audit   is   not
     required,  the accounts of the Trust shall  be  audited
     not   less   than   annually  by   independent   public
     accountants  designated  from  time  to  time  by   the
     Depositor  and  the  Trustee and the  reports  of  such
     accountants  shall be furnished upon  request  to  Unit
     holders.   So  long  as  the  Depositor  is  making   a
     secondary market for Units, the Depositor shall bear the cost of such annual audits to the extent such cost exceeds $.50 per 100 Units.
          (c) Costs of updating of registration statement. If provided for in the Prospectus for a Trust, the Trustee shall pay, or reimburse to the Depositor, the
     expenses  related  to  the  updating  of  the   Trust's
     registration  statement, to the extent of  legal  fees,
     typesetting   fees,  electronic  filing  expenses   and
     regulatory filing fees. Such expenses shall be paid from the Income Account, or to the extent funds are not available in such Account, from the Capital Account, against an invoice or invoices therefor presented to the Trustee by the Depositor. By presenting such invoice or invoices, the Depositor shall be deemed to
     certify,  upon  which  certification  the  Trustee   is
     authorized conclusively to rely, that the amounts claimed therein are properly payable pursuant to this
     paragraph.   The Depositor shall provide  the  Trustee,
     from  time  to  time as requested, an estimate  of  the
     amount of such expenses, which the Trustee shall use for the purpose of estimating the accrual of Trust
     expenses.   The  amount paid by the Trust  pursuant  to
     this   paragraph  in  each  year  shall  be  separately
     identified  in  the annual statement provided  to  Unit
     holders.    The   Depositor  shall  assure   that   the
     Prospectus for the Trust contains such disclosure as shall be necessary to permit payment by the Trust of the expenses contemplated by this paragraph under applicable laws and regulations. The provisions of this paragraph shall not limit the authority of the Trustee to pay, or reimburse to the Depositor or others, such other or additional expenses as may be determined to be payable from the Trust as provided in this Section 6.02.
          (d)   Tax  reporting  for  grantor  trusts.   With
     respect to any Trust which is a widely held fixed investment trust as defined in Treas. Reg. Section 1.671-5(b)(22), the Depositor and the Trustee agree that the Trust meets the requirements of Treas. Reg.
     Section   1.671-5(f)(1)(i),   and   the   Trustee    is
     authorized:
                (i)  to report in accordance with any of the
     safe  harbor  methods described in Treas. Reg.  Section
     1.671-5(f);
                (ii)  to  report  sales  proceeds,  whenever
     permitted,  as  provided in Treas. Reg. Section  1.671-
     5(f)(1)(iv)(B);
                (iii)      to  report proceeds of sales  and
     dispositions  described in Treas. Reg.  Section  1.671-
     5(c)(2)(iv)(D)(4)(ii)  as  provided  in   Treas.   Reg.
     Section 1.671-5(c)(2)(iv)(D)(4)(i); and
                (iv)       to  use  the measuring  date,  as
     defined in Treas. Reg. Section 1.671-5(c)(2)(iv)(D)(1), in lieu of the start-up date, wherever permitted.
     For    purposes   of   Treas.   Reg.   Section   1.671-
5(f)(1)(iv)(A)(2), the date of the last deposit under 2.01(b) prior to the expiration of the initial offering period, as certified to the Trustee by the Depositor, shall be considered the 'start-up date' of the Trust.
          (e) Cost-basis reporting for Unit holders who purchase or hold their Units through the First Trust
     Advisor   Direct   system  ("Advisor   Direct").    The
     Depositor shall maintain information required for the reporting of the cost basis of Advisor Direct holders (as defined in section 2.03(b)) as may be required from time to time by applicable law (including, without limitation, Section 6045(g) of the Internal Revenue Code of 1986, as amended) and regulations, and the Depositor shall be responsible for the reporting of such information to the Advisor Direct holders, or if
     reporting   by  the  Depositor  is  not  permitted   by
     applicable law or regulation or if the Depositor and Trustee otherwise agree that the Trustee shall report such information, the Depositor shall provide the Trustee such information as will permit the Trustee to provide required cost-basis information to the Advisor Direct holders and shall provide the information at such times and in such form as the Trustee may
     reasonably  request.   The  Depositor  will  be  solely
     responsible   for  the  accuracy  of  such   cost-basis
     information and the reporting thereof to Advisor Direct
     holders  as  provided  above.   The  Trustee  may  rely
     conclusively  upon the cost-basis information  provided
     by   the  Depositor  with  respect  to  Advisor  Direct
     holders,  and  shall be indemnified in accordance  with
     Section  6.04  of  the Indenture against  any  loss  or
     liability,  including  any  penalty  or  other   charge
     imposed by any taxing authority in respect of such cost-basis information or reporting thereof made by the Depositor as provided in this paragraph."

     W.  Notwithstanding anything to the contrary in the Standard
Terms  and  Conditions  of  the Trust, the  eighth  paragraph  of
Section 5.02 of the Standard Terms shall be amended to read in its entirety as follows:

       "Notwithstanding   the  foregoing   provisions   of   this
Section 5.02, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) is hereby irrevocably authorized in its discretion, in the event that the Depositor does not purchase any Units tendered to the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) for redemption, or in the event that a Unit is being tendered by the Depositor for redemption, in lieu of redeeming Units, to sell Units in the over-the-counter market through any broker-dealer of its choice for the account of the tendering Unit holder at prices which will return to the Unit holder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Value which such Unit holder would otherwise be entitled to receive on redemption pursuant to this
Section 5.02. The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) shall pay to the Unit holder the net proceeds of any such sale on the day on which such Unit holder would otherwise be entitled to receive payment of the Redemption Value hereunder."

      X. Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, Section 6.01(l) shall be replaced in its entirety with the following:

      "The Trust may include (I) a letter or letters of credit meeting the requirements of Section 2.05 for the purchase of Securities or Contract Obligations issued by the Trustee in its individual capacity for the account of the Depositor or (II) Securities issued by the Trustee, its parent, or affiliates, and the Trustee may otherwise deal with the Depositor and the Trust with the same rights and powers as if it were not the Trustee hereunder; and"

      Y. Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, Section 3.07 shall be amended to add the following immediately after Section 3.07(i):

           "(j) that as a result of the ownership of the Security, the Trust or its Unit holders would be a direct or indirect shareholder of a passive foreign investment company as defined in section 1297(a) of the Internal Revenue Code.

           (k) that such sale is necessary for the Trust to comply with such federal and/or state securities laws, regulations and/or regulatory actions and interpretations which may be in effect from time to time."

      Z. Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, paragraph (e) of Section
6.05 shall be amended by adding the following sentence at the end thereof:

          "The Trustee's and each successor Trustee's right to indemnification shall survive its resignation or removal."

     AA.   All references to The Bank of New York in the Standard
Terms and Conditions of Trust shall be replaced with "The Bank of New York Mellon."

     BB. Any notice, demand, direction or instruction to be given to either the Depositor, Portfolio Supervisor or Evaluator shall be in writing and shall be duly given if mailed or delivered to such party at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or at such other address as shall be specified by the Depositor, Portfolio Supervisor or Evaluator to the other parties hereto in writing.

     CC.   Article  IV of the Standard Terms and  Conditions  of
Trust shall be amended to add the following:

        "Section 4.06. Liability of Portfolio Supervisor. The Portfolio Supervisor shall be under no liability to the Unit holders for any action taken or for refraining from the taking of any action in good faith pursuant to this Indenture or for errors in judgment, but shall be liable only for its own willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder."

      DD.   Notwithstanding  anything  to  the  contrary  in  the
Standard  Terms  and Conditions of Trust, the  last  sentence  of
Section 3.01 shall be replaced with the following:

               "As used herein, the Depositor's reimbursable expenses of organizing the Trust shall include the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the indenture, and other documents relating to the Trust, SEC and state blue sky registration fees, the cost of the initial valuation of the portfolio and audit of the Trust, the costs of a portfolio consultant, if any, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto, but not including the expenses incurred in the printing of preliminary prospectuses and prospectuses, expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses."

     EE.   Section 2.03(b) of the Standard Terms and Conditions of
Trust is restated in full as follows:

          "Notwithstanding any provisions of the Indenture to the contrary, Units shall be held solely in uncertificated form evidenced by appropriate notation in the registration books of the Trustee, and no Unit holder shall be entitled to the issuance of a Certificate evidencing the Units owned by such Unit holder. The only permitted registered holders of Units shall be (i) Depository Trust Company (or its nominee, Cede & Co.), (ii) the FTPS Unit Servicing Agent, or (iii) Unit holders who purchase or otherwise hold their Units through Advisor Direct ("Advisor Direct holders"); consequently, individuals who are not Advisor Direct holders or holders of FTPS Units must hold their Units through an entity which is a participant in Depository Trust Company. Except as provided by the preceding provisions of this paragraph, the rights specified in this Indenture of holders of Units evidenced by a Certificate shall apply to holders of Units held in uncertificated form."

      FF.   Notwithstanding  anything  to  the  contrary  in  the
Standard Terms and Conditions of Trust, Section 3.13 shall be amended by adding the following sentences at the end thereof:

            "To  the  extent  permitted  by  applicable  law  and
     regulatory authorization, unpaid portions of the deferred sales charge shall be secured by a lien on the Trust in favor of the Depositor, provided that such lien shall be subordinate to the lien of the Trustee granted by Section
     6.04 of the Standard Terms and Conditions of Trust. To the extent of such lien, the Trustee shall hold the assets of the Trust for the benefit of the Depositor, provided that the Trustee is authorized to make dispositions, distributions and payments for expenses in the ordinary course of the administration of the trust without regard to such lien."

     IN WITNESS WHEREOF, First Trust Portfolios L.P., The Bank of New York Mellon, First Trust Advisors L.P. and FTP Services LLC have each caused this Trust Agreement to be executed and the respective corporate seal to be hereto affixed and attested (if applicable) by authorized officers; all as of the day, month and year first above written.

                                    FIRST TRUST PORTFOLIOS L.P.,
                                       Depositor


                                    By  Jason T. Henry
                                        Senior Vice President


                                    THE BANK OF NEW YORK MELLON,
                                       Trustee


                                    By  Joan A. Currie
                                        Managing Director
[SEAL]

ATTEST:

Elizabeth A. Fernandes
Managing Director


                                    FIRST TRUST ADVISORS L.P.,
                                       Evaluator


                                    By  Jason T. Henry
                                        Senior Vice President


                                    FIRST TRUST ADVISORS L.P.,
                                       Portfolio Supervisor


                                    By  Jason T. Henry
                                        Senior Vice President


                                    FTP Services LLC,
                                      FTPS Unit Servicing Agent


                                    By  Jason T. Henry
                                        Senior Vice President


                  SCHEDULE A TO TRUST AGREEMENT

                 Securities Initially Deposited
                             FT 2717

     (Note:   Incorporated herein and made a part hereof for  the
Trust is the "Schedule of Investments" for the Trust as set forth in the Prospectus.)